EXHIBIT 99.1

ROADSHIPS HOLDINGS, INC. & ROADSHIPS AMERICA, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

Contents

Roadships Holdings Report of Independent Registered Public Accountant

3

Roadships Holdings Balance Sheet

4

Roadships Holdings Statement of Operations

5

Roadships Holdings Statement of Cash Flows

6

Roadships Holdings Statements of Changes in Stockholders Equity (Deficit)

7

Roadships Holdings Accounting Policies and Notes to the Financial Statements

8

Note 1- Description of Business

8

Note 2 – Preparation and Basis of Financial Statements

8

Note 3- Summary of Significant Accounting Policies

8

Use of Estimates

8

Note 4 – Going Concern

9

Note 5 – Income Tax

9

Note 6 – Share Capital

10

Note 7 – Related Party Transactions

10

Note 8 – Subsequent Events

10

Roadships America Report of Independent Registered Public Accountant

12

Roadships America Balance Sheet

13

Roadships America Statement of Operations

14

Roadships America Statement of Cash Flows

15

Roadships America Statements of Cash Flows

16

Roadships Holdings Accounting Policies and Notes to the Financial Statements

17

Note 1- Description of Business

17

Note 2 – Preparation and Basis of Financial Statements

17

Note 3- Summary of Significant Accounting Policies

17

Note 4 – Going Concern

18

Note 5 – Income Tax

18

Note 6 – Share Capital

19

Note 7 – Related Party Transactions

19

Note 8 – Subsequent Event

19

ROADSHIPS HOLDINGS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Roadships Holdings, Inc.

We have audited the accompanying balance sheet of Roadships Holdings, Inc. (a development stage company) as of December 31, 2008, and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the period from September 26, 2008 (inception) through December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Roadships Holdings, Inc. as of December 31, 2008, and the results of its operations, changes in stockholders’ equity (deficit) and cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has insufficient working capital, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC

www.mkacpas.com

Houston, Texas

February 20, 2009

ROADSHIPS HOLDINGS BALANCE SHEET

ROADSHIPS HOLDINGS, INC.
(A Development Stage Company)
BALANCE SHEET
AS OF DECEMBER 31, 2008

ASSETS:
Current Assets:
Cash	$100

Total Current Assets	100

TOTAL ASSETS	$100

LIABILITIES AND STOCKHOLDERS’ DEFICIT:
Current Liabilities:
Shareholder Loan	$1,980

Total Current Liabilities	1,980

TOTAL LIABILITIES	$1,980

Stockholders’ Deficit:
Preferred Convertible Stock, $.001 par value; 1,000,000,000 shares authorized,
0 shares issued and outstanding	-
Common Stock, $.001 par value; 3,000,000,000 shares authorized,
27,811,320 shares issued and outstanding	27,811
Additional Paid-in capital	27,511
Deficit Accumulated During the Development Stage	(2,180)

Total Stockholders’ Deficit	(1,880)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$100

See the accompany summary of accounting policies and notes to the financial statements.

F2

ROADSHIPS HOLDINGS STATEMENT OF OPERATIONS

ROADSHIPS HOLDINGS, INC.
(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD
FROM SEPTEMBER 26, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

For the period
from September 26, 2008 (inception) through
December 31, 2008
Expenses:
General and Administrative Expenses	$2,180
Total Operating Expenses	$2,180

Net Loss	($2,180)

Net Loss per Common Share – Basic and Diluted	($0.00)

Per Share Information:
Weighted Average Number Of Common
Shares Outstanding – Basic and Diluted	27,811,320

See the accompany summary of accounting policies and notes to the financial statements.

F3

ROADSHIPS HOLDINGS STATEMENT OF CASH FLOWS

ROADSHIPS HOLDINGS, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD
FROM SEPTEMBER 26, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

September 26, 2008
(inception) through
December 31, 2008
Cash Flows from Operating Activities:
Net Loss	$ (2,180)

Net Cash Flows Used in Operations	$ (2,180)
Cash Flows from Financing Activities:
Cash proceeds from the issuance of founders shares	$ 300

Cash proceeds from shareholder loan	$ 1,980

Net Cash Flows Provided by Financing Activities	$ 2,280

Net Increase in Cash	$ 100

Cash and Cash Equivalents – Beginning of Period	$ -

Cash and Cash Equivalents – End of Period	$ 100

SUPPLEMENTARY INFORMATION
Interest Paid	$ -
Taxes Paid	$ -
See the accompany summary of accounting policies and notes to the financial statements.

F4

ROADSHIPS HOLDINGS STATEMENTS OF CHANGES IN STOCKHOLDERS EQUITY (DEFICIT)

ROADSHIPS HOLDINGS, INC
(A Development Stage Company)
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE PERIOD
FROM SEPTEMBER 26, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

				Deficit
				Accumulated
	Common Stock		Additional	During the	Total
	Number of		Paid-in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity(Deficit)

Inception – Issuance of founders shares September 26, 2008	27,611,320	$27,611	$ (27,511)	-	$ 100

Issuance of stock to incorporator for expenses	200,000	200	-	-	200

Net loss for period	-	-	-	(2,180)	(2,180)

Balances – December 31, 2008	27,811,320	$27,811	$ (27,511)	$ (2,180)	$ (1,880)

See the accompany summary of accounting policies and notes to the financial statements.

F5

ROADSHIPS HOLDINGS ACCOUNTING POLICIES AND NOTES TO THE FINANCIAL STATEMENTS

Roadships Holdings, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2008

Note 1- Description of Business

Roadships Holdings, Inc. (the “Company”) is a Vero Beach, Florida start-up Company that was incorporated on September 26, 2008. The Company was founded with plans of launching operations in the U.S. and Australian Ground Freight Transportation market by means of merger and acquisition and the U.S. Intermodal Shipping Industry by means of existing contractual partnership with STX Europe and STC Marine Canada.

Note 2 – Preparation and Basis of Financial Statements

The Company follows the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3- Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Equivalents

 The Company considers all highly liquid investments with original maturities from date of purchase of three months or less to be cash equivalents. Cash and equivalents consist of cash on deposit with domestic banks and, at times, may exceed federally insured limits. There were no cash equivalents as of December 31, 2008.

Income Taxes

The Company has adopted the provisions of SFAS No. 109, “Accounting for Income Taxes” which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Net Income Per Share

Basic net income (loss) per common share amounts is computed using the weighted average number of common shares outstanding during the year. Diluted per common share amounts are computed using the weighted average number of common shares outstanding during the year and dilutive potential common shares. Dilutive potential common shares consist of stock options, stock warrants and redeemable convertible stock and are calculated using the treasury stock method. As of December 31, 2008 there were no dilutive convertible common shares outstanding.

Development Stage Enterprise

As a result of the Companies’ limited operating history and lack of current revenue stream we report our financial statements pursuant to FASB statement number 7, which focuses on development stage companies. Users of the financial statements should be familiar with these statements and its effect on the financial statements.

Recent Accounting Pronouncements

The Company does not expect that adoption of recently issued accounting pronouncements will have a material impact on its financial position, results of operations or cash flows.

Note 4 – Going Concern

Roadships Holdings, Inc. does not meet the test of “going concern;” instead the corporation was formed to pursue a business combination with target business opportunity yet to be finalized and to provide a method for a domestic or foreign private company to become a reporting company whose securities would be qualified for trading in the United States secondary market. As of this date the company has not finalized a business combination and there can be no assurances that we will be successful in locating or negotiating with any target business opportunity and, as such, the Company has been in the developmental stage since inception and have no other operations to date other than issuing shares to our original shareholders. The Company’s financial statements have been prepared on a development stage company basis. Substantial doubt exists as to Roadships Holdings,’ ability to continue as a going concern. No adjustment has been made to these financial statements for the outcome of this uncertainty.

Note 5 – Income Tax

There has been no provision for U.S. federal, state, or foreign income taxes for any period because the company has incurred losses from inception.

At December 31, 2008, the company had US net operating loss carry forwards of approximately $2,180 for federal income tax purposes, and Florida currently imposes no state corporate income tax.

Deferred tax assets and liabilities are comprised of the following as of December 31, 2008:

Deferred income tax assets:

Tax effect of net operating loss carry forward	$ 763
Valuation allowance	(763)
Net deferred tax asset	$ -

Realization of deferred tax assets is not practical until subsequent to a business combination with target business opportunity, and such a target business opportunity has yet to be finalized.

Note 6 – Share Capital

On September 26, 2008, Roadships Holdings, Inc. issued 100,000 shares of its Series A Common Stock to the Company’s Incorporator, RKS Capital LLC, as founder shares.

On September 26, 2008, Roadships Holdings, Inc. issued 27,511,320 shares of its Series A Common Stock to the Company’s seventy four (75) Co-Founders for $100, as founder shares.

On September 27, 2008, Roadships Holdings, Inc. issued 200,000 shares of its Series A Common Stock to RKS Capital LLC, in exchange for $200.

At December 31, 2008, the company’s stock register reports a total 27,811,320 shares of Common Stock outstanding, with all 27,811,320 still held and owned by the Company’s seventy six (76) Founders, and a total of 0 shares of Preferred Convertible Stock outstanding.

Note 7 – Related Party Transactions

During the period ended December 31, 2008, RKS Capital LLC, the incorporator has paid $200 in expenses relevant to this filing; and this expense, upon resolution of the board of directors, was offset by the issuance of 200,000 shares of Company Common Stock.

During the year ended December 31, 2008 the incorporator loaned the Company $1,980. This loan is payable upon demand and is interest free. Interest has not been imputed due to the immateriality of the amount.

Note 8 – Subsequent Events

After December 31, 2008 we signed a purchase agreement to acquire the outstanding shares of Caddystats, Inc. (“Caddystats”), a Delaware corporation that is  OTC-BB listed under CDDY, which we believe will result in a reverse merger pursuant to FASB statement number 141 when finalized; this acquisition will result in a change in control of Roadships Holdings, when and if finalized and completed, as Roadships Holdings, will subsequently be a wholly-owned subsidiary Caddystats.

After December 31, 2008, we signed a letter of intent, subject to execution of a definitive, to acquire 100% of the outstanding shares of a privately held Wetherill Park, New South Whales, Australia ground freight transportation company.  If the merger is completed we believe will result in a merger pursuant to FASB statement number 141 when finalized; this acquisition will result in a change in control of the

Wetherill Park transport company when and if finalized and completed, as the Wetherill Park transport company will subsequently be a wholly-owned subsidiary Roadships Holdings.

After December 31, 2008, we signed a letter of intent, subject to execution of a definitive, to acquire a 105’ Lloyds Corporation Motor Yacht.

ROADSHIPS AMERICA REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Roadships America, Inc.

We have audited the accompanying balance sheet of Roadships America, Inc. (a development stage company) as of December 31, 2008, and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the period from September 26, 2008 (inception) through December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Roadships America, Inc. as of December 31, 2008, and the results of its operations, changes in stockholders’ equity (deficit) and cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has insufficient working capital, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC

www.mkacpas.com

Houston, Texas

February 20, 2009

Roadships America Balance Sheet

ROADSHIPS AMERICA, INC.
(A Development Stage Company)
BALANCE SHEET
AS OF DECEMBER 31, 2008

ASSETS:
Current Assets:
Cash	$100

Total Current Assets	100

TOTAL ASSETS	$100

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current Liabilities:
Accounts payable	$0

TOTAL LIABILITIES	$0

Stockholders’ Equity:
Preferred Convertible Stock, $.001 par value; 500,000,000 shares authorized,
0 shares issued and outstanding	0
Common Stock, $.001 par value; 1,000,000,000 shares authorized,
132,136,110 shares issued and outstanding	132,136
Additional paid-in capital	(131,836)
Deficit accumulated during the development stage	(200)

Total Stockholders’ Equity	100

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$100

See the accompany summary of accounting policies and notes to the financial statements.

F2

Roadships America Statement of Operations

ROADSHIPS AMERICA, INC.
(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD
FROM SEPTEMBER 26, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

For the period
from September 26, 2008 (inception) through
December 31, 2008

Expenses:

General and Administrative Expenses	$200

Total Operating Expenses	200

Net Loss	($200)

Net Loss per Common Share – Basic and Diluted	($0.00)

Per Share Information:
Weighted Average Number Of Common
Shares Outstanding – Basic and Diluted	132,136,110

See the accompany summary of accounting policies and notes to the financial statements.

F3

Roadships America Statement of Cash Flows

ROADSHIPS AMERICA, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD
FROM SEPTEMBER 26, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

September 26, 2008
(inception) through
December 31, 2008
Cash Flows from Operating Activities:
Net Loss	$ (200)

Net Cash Flows Used in Operation	$ (200)

Cash Flows from Financing Activities:
Cash proceeds from the issuance of founders shares	$ 300

Net Cash Flows Provided by Financing Activities	$ 300

Net Increase in Cash	$ 100

Cash and Cash Equivalents – Beginning of Period	$ -

Cash and Cash Equivalents – End of Period	$ 100

SUPPLEMENTARY INFORMATION
Interest Paid	$ -
Taxes Paid	$ -
See the accompany summary of accounting policies and notes to the financial statements.

F4

Roadships America Statements of Cash Flows

ROADSHIPS AMERICA, INC
(A Development Stage Company)
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE PERIOD
FROM SEPTEMBER 26, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

				Deficit
				Accumulated
	Common Stock		Additional	During the	Total
	Number of		Paid-in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity

Inception founders shares September 26, 2008	131,936,110	$131,936	$(131,836)	$ -	$ 100

Issuance of stock to incorporator for expenses	200,000	200	-	-	200

Net loss for period	-	-	-	(200)	(200)

Balances – December 31, 2008	132,136,110	$132,136	$(131,836)	$ (200)	$ 100

See the accompany summary of accounting policies and notes to the financial statements.

F5

ROADSHIPS HOLDINGS ACCOUNTING POLICIES AND NOTES TO THE FINANCIAL STATEMENTS

Roadships America Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2008

Note 1- Description of Business

Roadships America, Inc. (the “Company”) is a Vero Beach, Florida start-up Company that was incorporated on September 26, 2008. The Company was founded with plans of launching operations in the U.S. Ground Freight Transportation market by means of merger and acquisition and the U.S. Intermodal Shipping Industry by means of existing contractual partnership with STX Europe and STC Marine Canada.  As part of the subject merger, Roadships America Inc. shall become a wholly owned subsidiary, and will continue as an operating company.

Note 2 – Preparation and Basis of Financial Statements

The Company follows the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3- Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Equivalents

The Company considers all highly liquid investments with original maturities from date of purchase of three months or less to be cash equivalents. Cash and equivalents consist of cash on deposit with domestic banks and, at times, may exceed federally insured limits. There were no cash equivalents as of December 31, 2008.

Income Taxes

The Company has adopted the provisions of SFAS No. 109, “Accounting for Income Taxes” which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Net Income Per Share

Basic net income (loss) per common share amounts is computed using the weighted average number of common shares outstanding during the year. Diluted per common share amounts are computed using the weighted average number of common shares outstanding during the year and dilutive potential common shares. Dilutive potential common shares consist of stock options, stock warrants and redeemable convertible stock and are calculated using the treasury stock method. As of December 31, 2008 there were no potentially dilutive convertible common shares outstanding.

Development Stage Enterprise

As a result of the Companies’ limited operating history and lack of current revenue stream we report our financial statements pursuant to FASB statement number 7, which focuses on development stage companies. Users of the financial statements should be familiar with these statements and its effect on the financial statements.

Recent Accounting Pronouncements

The Company does not expect that adoption of recently issued accounting pronouncements will have a material impact on its financial position, results of operations or cash flows.

Note 4 – Going Concern

Roadships America, Inc. does not meet the test of “going concern;” instead the corporation was formed to pursue a business combination with target business opportunity yet to be finalized and to provide a method for a domestic or foreign private company to become a reporting company whose securities would be qualified for trading in the United States secondary market. As of this date the company has not finalized a business combination and there can be no assurances that we will be successful in locating or negotiating with any target business opportunity and, as such, the Company has been in the developmental stage since inception and have no other operations to date other than issuing shares to our original shareholders. The Company’s financial statements have been prepared on a development stage company basis. Substantial doubt exists as to Roadships America’s ability to continue as a going concern. No adjustment has been made to these financial statements for the outcome of this uncertainty.

Note 5 – Income Tax

There has been no provision for U.S. federal, state, or foreign income taxes for any period because the company has incurred losses from inception.

At December 31, 2008, the company had US net operating loss carry forwards of approximately $200 for federal income tax purposes, and Florida currently imposes no state corporate income tax.

Deferred tax assets and liabilities are comprised of the following as of December 31, 2008:

Deferred income tax assets:

Tax effect of net operating loss carry forward	$ 70

Valuation allowance	(70)
Net deferred tax asset	$ -

Realization of deferred tax assets is not practical until subsequent to a business combination with target business opportunity, and such a target business opportunity has yet to be finalized.

Note 6 – Share Capital

On September 26, 2008, Roadships America, Inc. issued 100,000 shares of its Series A Common Stock to the Company’s Incorporator, RKS Capital LLC, as founder shares.

On September 26, 2008, Roadships America, Inc. issued 131,836,110 shares of its Series A Common Stock to the Company’s five hundred ten (510) Co-Founders for a total consideration of $100, as founder shares.

On September 27, 2008, Roadships America, Inc. issued 200,000 shares of its Series A Common Stock to RKS Capital LLC, in exchange for $200.

At December 31, 2008, the company’s stock register reports a total 132,136,110 shares of Common Stock outstanding, with all 132,136,110 still held and owned by the Company’s five hundred ten (510) Founders, and a total of 0 shares of Preferred Convertible Stock outstanding.

Note 7 – Related Party Transactions

During the period ended December 31, 2008, RKS Capital LLC, the incorporator, has paid $200 in expenses relevant to this filing; and this expense, upon resolution of the board of directors, was offset by the issuance of 200,000 shares of Company Common Stock.  131,936,110 shares of Company Common Stock were issued as founders shares.

Note 8 – Subsequent Event

After December 31, 2008 we signed a purchase agreement to acquire the outstanding shares of Caddystats, Inc. (Caddystats”), a Delaware corporation that is  OTC-BB listed under CDDY, which we believe will result in a reverse merger pursuant to FASB statement number 141 when finalized; this acquisition will result in a change in control of Roadships Holdings when and if finalized and completed, as Roadships Holdings will subsequently be a wholly-owned subsidiary Caddystats.

After December 31, 2008, we signed a letter of intent, subject to execution of a definitive, to acquire 100% of the outstanding shares of a privately held Wetherill Park, New South Whales, Australia ground freight transportation company.  If the merger is completed we believe will result in a merger pursuant to FASB statement number 141 when finalized; this acquisition will result in a change in control of the Wetherill Park transport company when and if finalized and completed, as the Wetherill Park transport company will subsequently be a wholly-owned subsidiary Roadships Holdings.

After December 31, 2008, we signed a letter of intent, subject to execution of a definitive, to acquire a 105’ Lloyds Corporation Motor Yacht.